UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2007, the Board of Directors (the “Board”) of Cheniere Energy Partners GP, LLC (the “Company”), the general partner of Cheniere Energy Partners, L.P. (the “Partnership”), approved an annual payment of $50,000 to each independent director of the Company for services as a director. An additional annual payment of $30,000 was approved for the chairman of the Audit Committee as well as an annual payment of $15,000 for the members of the Audit Committee other than the chairman. An additional annual payment of $5,000 was approved for the chairman of the Conflicts Committee. In addition, on May 29, 2007 (the “Grant Date”), the Board granted each of the independent directors 12,000 phantom units pursuant to the terms of the Cheniere Energy Partners, L.P. Long-Term Incentive Plan. In addition, annually on the anniversary of the Grant Date, the independent directors will receive an additional 3,000 phantom units. Vesting will occur for one-fourth of the phantom units on each anniversary of the Grant Date beginning on the first anniversary of the Grant Date. Upon vesting, the phantom units will be payable in cash in an amount equal to the fair market value of a Partnership unit. A summary of the compensation to be paid to independent directors is attached hereto as Exhibit 10.1 and the form of Phantom Units Agreement is attached hereto as Exhibit 10.2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Accounting Officer On June 1, 2007, Craig K. Townsend, the Company’s Vice President and Chief Accounting Officer, began a leave of absence. During Mr. Townsend’s leave of absence, Don A. Turkleson, Director, Senior Vice President and Chief Financial Officer of the Company, will assume the responsibilities of the principal accounting officer. Information regarding Mr. Turkleson’s business experience and any arrangements with Cheniere Energy, Inc, (“CEI”) are reported in CEI’s 2007 Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1	Summary of Compensation to Independent Directors (filed herewith)

10.2	Form of Phantom Units Agreement (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date: June 4, 2007	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Summary of Compensation to Independent Directors (filed herewith)

10.2	Form of Phantom Units Agreement (filed herewith)